UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2026
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Health Drive,			655 New York Avenue NW
Eden Prairie,	Minnesota	55344	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 1, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). There were 768,066,717 shares of common stock represented at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:
1.Election of Directors. The nine directors were elected at the Annual Meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes	% of Votes For*
Charles Baker	606,637,150	69,792,687	1,900,617	89,736,263	89.68%
Timothy Flynn	646,534,589	31,180,999	614,866	89,736,263	95.39%
Paul Garcia	657,046,651	20,686,201	597,602	89,736,263	96.94%
Kristen Gil	670,734,403	7,012,293	583,758	89,736,263	98.96%
Scott Gottlieb, M.D.	630,040,056	47,696,583	593,815	89,736,263	92.96%
Stephen Hemsley	646,655,805	28,777,298	2,897,351	89,736,263	95.73%
F. William McNabb III	658,345,360	19,413,024	572,070	89,736,263	97.13%
Valerie Montgomery Rice, M.D.	660,235,862	17,561,570	533,022	89,736,263	97.40%
John Noseworthy, M.D.	665,000,847	12,755,561	574,046	89,736,263	98.11%
2.Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes	% of Votes For*
559,434,838	117,731,618	1,163,998	89,736,263	82.74%

3.Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026 was ratified based upon the following votes:

For	Against	Abstain	% of Votes For*
729,713,547	37,552,773	800,397	95.00%

4.Shareholder proposal requesting the adoption of a policy to require any board chair to be independent. The shareholder proposal was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes	% of Votes For*
137,347,215	537,634,392	3,348,847	89,736,263	20.24%

* Abstentions have no effect on the election of directors. Abstentions are counted as an Against vote for the non-binding advisory vote on executive compensation, ratification of the appointment of Deloitte & Touche LLP and shareholder proposal. Broker non-votes have no effect on the vote for any matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2026

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary